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                                  EXHIBIT A


                             SAFELITE GLASS CORP.
                     RESTATED EMPLOYEE STOCK OPTION PLAN


        1. PURPOSE. The purpose of the Safelite Glass Corp. Restated
Employee Stock Option Plan is to provide financial incentives to employees of the corporation whose entreprenurial and management talents and commitments will contribute to the continued growth and expansion of the Corporation's business.
        The options granted under the Plan are not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code.
        2. DEFINITIONS. For purposes of this plan:
                (a) "Affiliate" meaans any person directly or indirectly controlling, controlled by or under common control with the the person of which it is an Affiliate.
                (b) "Board" means the Board of Directors of the Corporation.
                (c) "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Corporation and any other stock or securities into which such shares are changed or for which such shares are exchanged as described in Section 7 hereof, and "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Corporation and any other stock or securities into which such shares are changed or for which such shares are exchanged.
                (d) "Code" means the Internal Revenue Code of 1986, as amended.
                (e) "Committee" means a committee consisting of one or more persons appointed by the Board (or absent such appointment, the Board itself) to administer the Plan and perform the functions set forth herein.
                (f) "Corporation" means Safelite Glass Corp. a Delaware corporation, and any successor to Safelite Glass Corp. by merger, consolidation or otherwise.
                (g) "Eligible Person" means any employee of the Corporation





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whom the Committee designates as eligible to recieve Options under the Plan.
                (h) "FL & Co. Companies" means individually and collectively Lear Siegler Partners. LS Partners. Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-II and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-III, each a New
York limited partnership.
                (i) "Initial Public Offering" means the first Public Offering.
                (j) "Legal Representative" means the guardian, executor, administrator or other legal representative of the Optionee. All references herein to the Optionee shall be deemed to include references to the Optionee's Legal Representative, if any, unless the context otherwise requires.
                (k) "Option" means an option to purchase shares of Class A Common Stock under the Plan.
                (l) "Optionee" means a person to whom an Option has been granted under the plan.
                (m) "Option Price" means the price at which a share of Class A Common Stock can be purchased pursuant to an Option.
                (n) "Parent" means a parent corporation within the meaning of
Section 424(e) of the Code.
                (o) "Plan" means the Safelite Glass Corp. Restated Employee Stock Option Plan as set forth in this instrument and as it may be amended from time to time.
                (p) "Public Offering" means a public offering of Class A Common Stock registered under the Securities Act of 1933, as amended.
                (q) "Stock Option Agreement" means the written agreement between an Optionee and the Corporation evidencing the grant of an Option under the Plan and setting forth the terms and conditions of that Option.


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     (r)  "Stockholders Agreement" means the Stockholder's Agreement governing the rights, duties and obligations of present or former employees of the Corporation with respect to shares of Class A Common Stock granted or sold to such persons, or issued pursuant to options granted or sold to such persons, in the form as is in use by the Corporation at the time of exercise of the Option or any part thereof or such other form which the Corporation elects to require the Optionee to execute in connection with his exercise of the Option. All references in any Stock Option Agreement to sections of a Stockholder's Agreement shall be to sections of any Stockholder's Agreement which may be attached thereto or to the corresponding sections of any Stockholder's Agreement in use by the Corporation at the time of exercise of any Option or which the Corporation elects to require the Optionee to execute in connection with his exercise of the Option.

     (s)  "Subsidiary" means a subsidiary corporation within the meaning of
Section 424(f) of the Code, substituting "issuer" for "employer" references therein.

     (t) "Successor Corporation" means a corporation, or a Parent or Subsidiary of such corporation, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies without regard to the limitations set forth in paragraphs (1) and (2) thereof.

     (u) "Terminating Event" means the consummation of any of the following events: (i) any merger or consolidation of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any capital reorganization or reclassification or other change of the then outstanding shares of Class A Common Stock), or (ii) the liquidation of the Corporation, or
(iii) the sale to a Third Party of all of substantially all of the assets of the Corporation pursuant to a plan of liquidation or

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otherwise, or (iv) the sale to a Third Party of Class A Common Stock (including through one or more Public Offerings): provided, that in the case of each of clauses (i), (ii) and (iv) above, as a result thereof the FL & Co. Companies and any partners of any of the FL & Co. Companies and any Affiliates of any of the foregoing cease to own, directly or indirectly, any shares of the voting stock of the Corporation.

          (v) "Third Party" means any person or entity which is not any of the FL & Co. Companies or an Affiliate or partner of any of the FL & Co. Companies.

     3. ADMINISTRATION. The Plan shall be administered by the Committee which shall hold meetings when it deems necessary and shall keep minutes of its meetings. The Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan properly, including the power and duty to construe and interpret the Plan and to determine all questions arising under it. The Committee's interpretations and determinations shall be conclusive and binding upon all persons. The Committee may also establish, from time to time, such regulations, provisions, procedures and conditions regarding the Options and granting of Options which in its opinion may be advisable in administering the Plan. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the committee; provided, that if the Committee is the Board, the acts of a majority of the members of the Board present at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee.

     4. Shares Available for Option.
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          (a) The Committees shall have the authority to grant Options to purchase up to an aggregate of $264,000 shares of Class A Common Stock.

          (b) In the event that an Option granted under the Plan to any Eligible Person expires, or is for any other reason terminated and unexercised as to any shares of Class A Common Stock covered by the Option, those shares of Class A

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Common Stock shall thereafter be available for the granting of future Options under the Plan.
                (c) The corporation may, but shall not be required to, reserve out of its authorized but unissued shares of Classs A Common Stock, or out of shares of Class A Common Stock held in treasury, or partly out of each,as may be determined by the Board, shares of Class A Common Stock for issuance upon exercise of any Option.
        5. Granting Options
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                (a) Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Persons who will recieve Options. The Committee may also grant more than one Option to a given Eligible Person during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted that Eligible Person. Options shall be issued pursuant to a Stock Options Agreement, in form and substance approved by the Committee, executed by the Corporation and the Optionee.
                (b) The Committee, in its sole discretion, shall establish the per share Option Price at the time an Option is granted.
                (c) The terms of each Option granted under the Plan may differ from those of other Options granted under the Plan at the same time.
                (d) An option shall be exercisable in such installments which need not be equal) and at such times as may be designated by the Committee and set forth in the Stock Option Agreement. To the extent not exercised, installments may accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. IN NO EVENT SHALL THE TERM OF ANY OPTION GRANTED UNDER THE PLAN EXCEED 10 YEARS.

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                (e) Options granted under the Plan shall not be transferable by the Optionee except as approved by the Committee as reflected in the Stock Option Agreement.
                (f) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, replace or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent they have not yet been exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, however, no modification of an Option shall adversely alter or impair any rights or obligations under that Option granted under the Plan without the affected Optionee's consent.
        6. Exercise of Options.
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                (a) To exercise an Option, in whole or in part, the Optionee shall deliver to the Committee a written notice of exercise specifying the number of shares of Class A Common Stock in respect of which the Option is being exercised. The Option Price shall be paid in full for those shars of Class A Common Stock with respect to which the Option is being exercised. The Stock Option Agreement shall set forth the minimum number of shares of Class A Common Stock, if any, which may be purchased at any one time upon the exercise of an Option. Each share of Class A Common Stock purchased upon exercise of an Option shall be issued and delivered at the principal office of the Corporation to the person entitled to receive it. An Optionee shall not be deemed the holder of any shares of Class A Common Stock subject to the Option or have any rights of a stockholder with respect therto until such shares of Class A Common Stock have been issued and delivered to such Optionee. The Stock Option Agreement may contain such other conditions to the exercise of an Option as the Committe from time to time shall determine and may also contain provisions relating to the ownership of the shares of Class A Common Stock issued upon the exercise of the Option or may require


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the Optionee, as a condition of exercise of the Option, to execute a
Stockholder's Agreement.

     (b) Except as provided in the Stock Option Agreement, any Options held by an Optionee shall not be exercisable after the termination of the Optionee's employment with the Corporation, membership on the Board or other relationship with the Corporation, as the case may be. In addition, except as provided in the Stock Option Agreement. Options granted under the Plan shall be exercisable only by the Optionee or his Legal Representative.

     (c) All certificates representing shares of Class A Common Stock issued pursuant to the exercise of an Option shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any securities regulatory authority of any state, and may not be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of except in accordance with the provisions of a Stockholder's Agreement with the Corporation, a copy of which is available for inspection at the offices of the Corporation."

or such other legend to the same effect as approved by the Committee.

     (d) To the extent that an Option is not exercised prior to the expiration of its term of such shorter period of time prescribed by the Plan and the Stock Option Agreement, the Option shall lapse and all rights of the Optionee with respect thereto shall terminate.

     7.  CHANGES IN CLASS A COMMON STOCK

     (a) In the event that the outstanding shares of Class A Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Corporation, the Committee shall make appropriate adjustments to the


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maximum number and kind of shares of stock as to which Options may be granted under the Plan and the number and kind of shares of stock with respect to which Options have been granted under the Plan, the Option Price for such shares and any other economic terms of the Option. The Committee's adjustment shall be final and binding for all purposes of the Plan and each Stock Option Agreement entered into under the Plan. No adjustment provided for in this Section 7 shall require the Corporation to issue a fractional share, and with respect to each Stock Option Agreement the total adjustment as to the number of shares for which Options have been granted shall be effected by rounding down to the nearest whole number of shares.

          (b) Upon the effective date of any Terminating Event, the Plan and any unexercised Options granted under the Plan shall terminate unless provision shall be made in writing in connection with such Terminating Event for the continuance of the Plan and for the assumption of such unexercised Options by a Successor Corporation or for the substitution for such unexercised Options of new options covering shares of such Successor Corporation with appropriate adjustments as to number and kind of shares and prices of shares subject to such new options; provided however, that in connection with all or some of the Terminating Events, the Committee may, in its discretion, authorize the redemption of unexercised Options for a redemption price set forth in the Stock Option Agreement. In the event that provision for continuance of the Plan is made in writing in connection with a Terminating Event, the Plan and the unexercised Options theretofore granted or the new options substituted therefor shall continue in the manner and under the terms provided in the Plan and the Stock Option Agreements and in such writing.

     8. AMENDMENT OR TERMINATION OF PLAN. The Board shall have the right to amend, suspend or terminate the Plan at any time. The rights of an Optionee under any Option granted prior to an amendment, suspension or termination of the Plan shall not be adversely affected by any such action of the Board except upon the consent of the


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Optionee; provided that an amendment to Section 4 of the Plan to increase the number of shares of Class A Common Stock with respect to which Options may be granted by the Committee shall not be deemed to adversely affect any Optionee.

      9. INDEMNIFICATION OF STOCK OPTION COMMITTEE. The members of the Committee shall be indemnified by the Corporation against all losses, claims, damages and liabilities, joint or several (including all legal and other expenses reasonably incurred in connection with the preparation for, or defense of, any claim, action or proceeding, whether or not resulting in any liability), for any acts or omissions which are within the scope of such member's duties as a member of the Committee to the fullest extent permitted by law.

     10. COMPLIANCE WITH LAW AND OTHER CONDITIONS. All Options and Stock Option Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof, except that matters covered under the General Corporation Law of the State of Delaware shall be governed thereby, to the extent in either case not superseded by the laws of the United States. Notwithstanding anything herein or in any agreements pursuant to which Options are granted to the contrary, the Corporation shall not be required to issue shares pursuant to the exercise of any Option granted under the Plan unless the Corporation's counsel has advised the Corporation that such exercise and issuance comply with all applicable laws including, without limitation, all applicable federal and state securities laws.

     11. MISCELLANEOUS. Nothing in the Plan or in any Stock Option Agreement shall (a) confer on any employee any right to continue in the employ of the Corporation or any Successor Corporation; or (b) affect the right of the Corporation or any Successor Corporation to terminate the employment of an employee at any time; or (c) be deemed da waiver or modification of nay provision contained in any agreement


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between the employee and the Corporation or any Successor Corporation.

     12. EFFECTIVE DATE AND DURATION OF PLAN. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval of the stockholders of the Corporation entitled to vote thereon. No Options may be granted under the Plan after the date twenty years from the date the Plan is adopted by the Board.

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